UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm.

On February 17, 2022, the Board of Directors of Grom Social Enterprises, Inc. (the “Company”) dismissed BF Borgers CPA PC ("BFB") as the Company's independent registered public accounting firm, effective as of such date.

The audit reports of BFB on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports for the years ended December 31, 2020 and December 31, 2019 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years ended December 31, 2020 and December 31, 2019 and during the subsequent interim period from January 1, 2021 through February 17, 2022, (i) there were no disagreements with BFB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to BFB 's satisfaction, would have caused BFB to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BFB with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of BFB’s letter dated March 1, 2022 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On February 17, 2022, the Board of Directors engaged Rosenberg Rich Baker Berman P.A. (“RRBB”) as the Company's independent registered public accounting firm for the year ending December 31, 2021.

During the two most recent fiscal years ended December 31, 2020 and December 31, 2019 and during the subsequent interim period from January 1, 2021 through February 17, 2022, neither the Company nor anyone on its behalf consulted RRBB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that RRBB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 16.1	Letter from BF Borgers CPA PC dated March 1, 2022 to the Securities and Exchange Commission.

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: March 2, 2022	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

3